                                 Exhibit (h)(17)

       Retirement Plan Same Day Exchange Processing Amendment dated as of
         August 21, 2002 to Operating Agreement dated as of June 6, 1997 between Charles Schwab & co., Inc. and One Group Mutual Funds.

             RETIREMENT PLAN SAME DAY EXCHANGE PROCESSING AMENDMENT
                           TO THE OPERATING AGREEMENT

     This Amendment ("Amendment") by Charles Schwab and Co., Inc. ("Schwab"), made as of April 1, 2003, amends Exhibit A (the "Operating Procedures") of the Operating Agreement between Schwab and each registered investment company ("Fund Company") and each of the series or classes of shares ("Fund(s)"), which are parties thereto, made as of June 6, 1997, as amended thereafter ("Operating Agreement"). Capitalized terms used, but not defined, in this Amendment shall have the respective meanings given to them in the Operating Agreement.

     WHEREAS, Exhibit A to the Operating Agreement (the "Operating Procedures") is amendable by Schwab on 40 days notice to Fund Company, and Schwab has provided this executed Amendment to Fund Company 40 days prior to its effective date;

     WHEREAS, Schwab desires to amend the Operating Procedures to provide special procedures for "same day exchange" processing of purchase and redemption orders for Fund by participating retirement and deferred compensation plans (including personal choice retirement accounts or otherwise) and trusts used to fund those plans, including, but not limited to, those defined in Section 401(a), 403(b), or 457 of the Internal Revenue Code and "rabbi trusts" for which
(a) Schwab acts as broker-dealer, (b) The Charles Schwab Trust Company ("CSTC") acts as trustee or custodian of the trust funds under the Plans, and/or (c) Schwab Retirement Plan Services, Inc. or another entity acts as recordkeeper ("Record keeper") (each such retirement plan is referred to as a "Plan"); and

     WHEREAS, Schwab desires to amend the Operating Procedures to provide alternative procedures to assist the Board of a Fund in considering the adequacy of internal controls at Schwab and its Sub- Designees to be used instead of independent internal control structure reports.

     NOW THEREFORE, in consideration of the foregoing and the mutual promises set forth below, the Operating Procedures are hereby amended as follows:

     1. Plan Orders. For purposes of processing the Orders of Plans participating in Schwab's same day exchange program, Schwab shall designate CSTC and Recordkeepers to receive instructions in proper form prior to Market Close from the persons authorized to direct investment of Plan assets ("Instructions") and to derive from such Instructions orders for purchase or redemption of Fund Shares ("Plan Orders") for transmission to the Funds after Market Close. The parties agree that Plan Orders shall be treated as Orders under the Operating Agreement except as set forth in this Amendment.

     2. Transmission of Plan Orders. Schwab agrees that:

        (a) With respect to Plan Orders submitted through Fund/Serv, except as forth in Section 3(c)(i) and (ii) below, (i) Plan Orders derived from Instructions received by a Recordkeeper prior to Market Close on Day 1 will be transmitted by Schwab to Fund Company through Fund/Serv in the manner and within the time frame permitted for such Orders by NSCC/Fund/Serv Rules (currently prior to 4:00 a.m. Eastern time) on Day 2 ("Day 1 Plan Trades"); and (ii) Plan Orders derived from Instructions received by a Recordkeeper at or after Market Close on Day 1 will be transmitted to Fund Company through Fund/Serv in the manner and within the time frame permitted for such Plan Orders by NSCC/Fund Serv Rules (currently prior to 4:00 a.m. Eastern time) on Day 3 ("Day 2 Plan Trades"); and

        (b) With respect to Plan Orders transmitted outside of Fund/Serv, (i) Plan Orders derived from Instructions received by a Recordkeeper prior to Market Close on Day 1 will be transmitted by Schwab to Fund Company by 10:00 a.m. Eastern time on Day 2 (also "Day 1 Plan Trades"); and (ii) Plan Orders derived from Instructions received by a Recordkeeper at or after Market Close on Day 1 will be transmitted to Fund Company by 10:00 a.m. Eastern time on Day 3 (also "Day 2 Plan Trades").

     3. Fund's Pricing of Plan Orders. Fund Company agrees that:

     (a) Except as set forth in Section 3(c)(i) and (ii) below, Day 1 Plan Trades will be effected at the Net Asset Value of each Fund's shares calculated as of Market Close on Day 1, and Day 2 Plan Trades will be effected at the Net Asset Value calculated as of Market Close on Day 2, provided that either (i) such trades are transmitted to Fund Company through Fund/Serv in the manner and within the time frame permitted by NSCC Fund/Serv Rules as set forth in Sections 2(a)(i) and (ii) above; or (ii) such trades are transmitted outside of Fund/Serv and received by Fund Company, within the time frame set forth in Sections 2(b)(i) and (ii) above;

     (b) Consistent with the foregoing, Day 1 Plan Trades will have been received by Fund Company prior to Market Close on Day 1, and Day 2 Plan Trades will have been received by Fund Company prior to Market Close on Day 2 for all purposes, including, without limitation, settlement and effecting distributions; and

     (c) Notwithstanding Sections 2(a)(i) and (ii) above:

         (i) Schwab is prevented from transmitting Day 1 Plan Trades to Fund Company through Fund/Serv by 4:00 a.m. on Day 2 due to unforeseen circumstances (such as computer system failures experienced by Schwab or by the NSCC, natural catastrophes, or other emergencies or human error), provided that Schwab notifies Fund Company of such contingency prior to 4:00 a.m. Eastern time on Day 2, Schwab may transmit the Day 1 Plan Trades through means other than Fund/Serv by 10:00 a.m. Eastern time on Day 2, and such Day 1 Plan Trades will be effected at the Net Asset Value calculated as of Market Close on Day 1; and

         (ii) in the event that Fund Company rejects a Day 1 Plan Trade transmitted through Fund/Serv, (or notifies Schwab prior to the next opening of the New York Stock Exchange that it would have rejected the Day 1 Plan Trade had there not been a systems error), and the parties agree that such rejection can be remediated by Schwab, Schwab may follow the procedures for transmitting trades as set forth in Section 3(c)(i) above, and such Day 1 Plan Trades will be effected at the Net Asset Value calculated as of Market Close on Day 1.

  4. Adequacy of Controls Representations, Warrantees, and Procedures

     (a) Schwab's Controls. Schwab represents and warrants that (i) Schwab has adopted and implemented written internal controls adequate to prevent or detect on a timely basis Orders received after Market Close from being aggregated with Orders received before Market Close and to minimize errors that could result in late transmission of Orders to the Fund ("Internal Control Procedures"); and
(ii) Schwab will review annually the adequacy -of its Internal Control Procedures and will change and modify them as necessary to maintain their adequacy. Upon request by Fund Company, Schwab will provide Fund Company with a description of the Internal Control Procedures and a certification from Schwab that they are adequate as of the most recent annual review. The description of Internal Control Procedures and the certification will be prepared by Schwab and provided to Fund Company in place of and not in addition to an internal control structure report by an independent party.

     (b) Sub-Designees' Controls. Schwab represents and warrants that (i) each Sub-Designee will be required to adopt and implement written internal controls adequate to prevent or detect on a timely basis Orders received after Market Close from being aggregated with Orders received before Market Close ("Sub-Designee Internal Control Procedures"); and (ii) each Sub-Designee will be required to review annually the adequacy of its Sub-Designee Internal Control Procedures and to change and modify them as necessary to maintain their adequacy. Upon request by Fund Company, Schwab will certify, as to each Sub-Designee, that the Sub-Designee has adopted and implemented Sub-Designee Internal Control Procedures that are adequate as of the most recent annual review. The certification will be provided by Schwab to Fund Company in place of and not in addition to an internal control structure report by an independent party.

  5. Effectiveness: Control. This Amendment amends and supplements the provisions of the Operating Procedures and shall become effective on April 1, 2003. Upon effectiveness, all other provisions of the Operating Procedures shall remain in full force and effect. In the event of a conflict between the provisions of this Amendment and the provisions of the Operating Procedures, the provisions of this Amendment shall control.

     IN WITNESS WHEREOF, this Amendment has been executed by a duly authorized representative of Schwab.

CHARLES SCHWAB & CO., INC.

By: /s/ Fred Potts
    -------------------
    Fred Potts
    Vice President
    Mutual Fund Client Services

Date: December 10, 2002
      -----------------

                        AMENDMENT TO OPERATING AGREEMENT

        This Amendment ("Amendment") is made as of March 18, 1999, by and between Charles Schwab & Co., Inc. ("Schwab"), a California corporation, and each registered investment company ("Fund Company") executing this Amendment on its own behalf and on behalf of each of its series or classes of shares ("Fund(s)") listed on Schedule I hereto, and amends the Operating Agreement between the parties, made as of June 6, 1997, as amended thereafter ("Operating Agreement"). All capitalized terms used in the Amendment and not defined herein shall have the meaning ascribed to them in the Operating Agreement.

        WHEREAS, the parties wish to amend Schedule I to the Operating
Agreement.

        NOW, THEREFORE, in consideration of the foregoing and the mutual promises set forth below, the parties agree as follows:

     1. Schedule I to the Operating Agreement shall be deleted in its entirety and the Schedule I attached hereto shall be inserted in lieu thereof.

     2. Except as specifically set forth herein, all other provisions of the Operating Agreement shall remain in full force and effect.

        IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

CHARLES SWAB & CO., INC.                      ONE GROUP MUTUAL FUNDS, on its own
                                              behalf and on behalf of each Fund
By: /s/ Fred Potts                            listed on Schedule I hereto
   -------------------------------
    Fred Potts                                By: /s/ Robert L. Young
    Vice President                               -------------------------------
    Mutual Fund Client Services
                                              Name: Robert L. Young
Date: 8/21/02                                      -----------------------------
     -----------------------------
                                              Title: VP
                                                    ----------------------------

                                              Date: 7/1/02
                                                   -----------------------------

                      SCHEDULE I TO THE OPERATING AGREEMENT

Fund Company /Funds                                                              Effective Date
-------------------                                                              --------------
 One Group Mutual Funds
     One Group Bond Fund, Class A RDM; FEE 1                                      3/18/99
     One Group Bond Fund, Class I* SI; FEE 1                                      3/18/99
     One Group Diversified Equity Fund, Class I* SI; FEE 2                        11/24/98
     One Group Diversified Mid Cap Fund, Class A RDM; FEE 1                       11/10/97
     One Group Diversified Mid Cap Fund, Class I* SI; FEE 1                       3/18/99
     One Group Equity Income Fund, Class A RDM; FEE 1                             6/6/97
     One Group Equity Income Fund, Class I* SI; FEE 2                             11/24/98
     One Group High Yield Bond Fund, Class I SI; FEE 2                            11/24/98
     One Group Inter-national Equity Index Fund, Class A RDM; FEE 1               6/6/97
     One Group International Equity Index Fund, Class I* SI; FEE 2                11/24/98
     One Group Large Cap Growth Fund, Class A RDM; FEE 1                          6/6/97
     One Group Large Cap Growth Fund, Class I* SI; FEE 2                          11/24/98
     One Group Large Company Value Fund, Class I* RDM                             10/24/00
     One Group Mid Cap Growth Fund, Class I* SI; FEE 2                            11/24/98
     One Group Mid Cap Value Fund, Class J* SI; FEE 2                             11/24/98
     One Group Municipal Income Fund, Class A RDM; FEE 1                          6/6/97
     One Group Municipal Income Fund, Class I* SI; FEE 2                          11/24/98
     One Group Small Cap Growth Fund, Class I* SI; FEE 2                          11/24/98
     One Group Small Cap Value Fund, Class A RDM; FEE 1                           3/18/99
     One Group Small Cap Value Fund, Class I* SI; FEE 1                           3/18/99
     One Group Ultra-Short Term Bond Fund, Class A RDM; FEE 1                     6/6/97

* Indicates, that Fund has no sales charge, that term is defined in Rule 2830, and, if such Fund has a distribution or shareholder servicing plan maintained or adopted pursuant to Rule l2b-1 under the 1940 Act ("Rule 12b-1 Plan"), such Fund's Rule 12b- 1 Plan does not exceed 25 basis points per annum.

Sl   Indicates that Fund is available only to:

     (i) who are investment advisors, investment consultants or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management consulting or other fee for their services and clients of such investment advisors, investment consultants or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment advisor, investment consultant or financial planner on Schwab's system;
     (ii) MFMP investors who are customers of financial institutions clearing transactions through Schwab; and
     (iii) MFMP investors who are participants (including personal choice retirement accounts or otherwise) in retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Section 401(a), 403(b), or 457 of the Internal Revenue Code and rabbi trusts" for which (a) Schwab acts as broker-dealer, (b) The Charles Schwab Trust Company acts as trustee of the trust funds under the Plans, and/or (c) Schwab Retirement Plan Services, Inc. or another entity acts as recordkeeper.

FEE 1 Indicates that Fund is subject to Account Establishment and Maintenance Fees and the terms thereof as set forth on Schedule II.
FEE 2 Indicates that Fund is subject to Account Maintenance Fees and the terms thereof as set forth on Schedule III.
RDM Indicates that Fund shares AU only be custodied and redeemed through the Account and that Schwab will not place purchases of Fund shares under this Agreement.

Accepted by:
CHARLES SCHWAB & CO., INC.                    ONE GROUP MUTUAL FUNDS, on its own
                                              behalf and on behalf of each Fund
By: /s/ Fred Potts
   -----------------                          By: /s/ Robert L. Young
          Fred Potts                             -------------------------------
          Vice President
          Mutual Fund Client Services         Name: Robert L. Young
                                                   -----------------------------
Date:  8/21/02                                Title: VP
      ----------------------------------            ----------------------------
                                              Date: 7/1/02
                                                   -----------------------------

                        AMENDMENT TO OPERATING AGREEMENT

     This Amendment ("Amendment") is made as of May 23, 2002, by and between Charles Schwab & Co., Inc. ("Schwab"), a California corporation, and each registered investment company ("Fund Company") executing this Amendment on its own behalf and on behalf of each of its series or classes of shares ("Fund(s)") listed on Schedule I hereto, and amends the Operating Agreement between the parties, made as of June 6, 1997, as amended thereafter ("Operating Agreement"). All capitalized terms used in the Amendment and not defined herein shall have the meaning ascribed to them in the Operating Agreement.

        WHEREAS, the parties wish to amend Schedule I to the Operating
Agreement.

        NOW, THEREFORE, in consideration of the foregoing and the mutual promises set forth below, the parties agree as follows:

     1. Schedule I to the Operating Agreement shall be deleted in its entirety and the Schedule I attached hereto shall be inserted in lieu thereof.

     2. Except as specifically set forth herein, all other provisions of the Operating Agreement shall remain in full force and effect.

        IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

CHARLES SCHWAB & CO., INC.                    ONE GROUP MUTUAL FUNDS, on its own
                                              behalf and on behalf of each Fund
By:  /s/ Fred Potts                           listed on  Schedule I hereto
   ------------------------------------
         Fred Potts                           By: /s/ Robert L. Young
         Vice President/ Mutual Funds            -------------------------------
         Operations Administration
                                              Name: Robert L. Young
                                                   -----------------------------

Date: 8/21/02                                 Title: V/P
     ----------------------------------             ----------------------------

                                              Date: 5/23/02
                                                   -----------------------------

                                   SCHEDULE I
                           TO THE OPERATING AGREEMENT


Fund Company/Funds                                               Effective Date
------------------                                               --------------
One Group Mutual Funds
     One Group Bond Fund, Class A RDM; FEE 1                        3/18/99
     One Group Bond Fund, Class I* SI; FEE 1                        3/18/99
     One Group Diversified Mid Cap Fund, Class A RDM; FEE 1         11/10/97
     One Group Diversified Mid Cap Fund, Class I* RDM; FEE 1        3/18/99
     One Group Equity Income Fund, Class A RDM; FEE 1               6/6/97
     One Group High Yield Bond Fund, Class I* SI; FEE 2             11/24/98
     One Group Income Bond Fund, Class A RDM                        5/10/02
     One Group Large Company Growth Fund, Class A RDM; FEE 1        6/6/97
     One Group Large Company Value Fund, Class I* RDM               10/24/00
     One Group Mid Cap Growth Fund, Class I* SI; FEE 2              11/24/98
     One Group Mid Cap Value Fund, Class I* RDM; FEE 2              11/24/98
     One Group Municipal Income Fund, Class A RDM; FEE 1            6/6/97
     One Group Small Cap Value Fund, Class A RDM; FEE 1             3/18/99
     One Group Small Cap Value Fund, Class I* SI; FEE 1             3/18/99
     One Group Ultra-Short Term Bond Fund, Class A RDM; FEE 1       6/6/97

* Indicates that Fund has no sales charge, as that term is defined in Rule 2830, and, if such Fund has a distribution or shareholder servicing plan maintained or adopted pursuant to Rule 12b-1 under the 1940 Act ("Rule 12b-I Plan"), such Fund's Rule 12b-1 Plan does not exceed 25 basis points per annum.

SI      Indicates that Fund is available only to MFMP investors:
               (i) who are investment advisors, investment consultants or financial planners' who place trades for their own accounts or the accounts of their clients and who charge a management consulting or other fee for their services and clients of such investment advisors, investment consultants or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment advisor, investment consultant or financial planner on Schwab's system;
               (ii) who are customers of financial institutions clearing transactions through Schwab; and
               (iii) who are participants (including personal choice retirement accounts or otherwise) in retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Section 401
                     (a), 403(b), or 457 of the Internal Revenue Code and "rabbi trusts" for which (a) Schwab acts as broker-dealer, (b) The Charles Schwab Trust Company acts as trustee of the trust funds under the Plans, and/or (c) Schwab Retirement Plan Services, Inc. or another entity acts as recordkeeper.

FEE I Indicates that Fund is subject to Account Establishment and Maintenance Fees and the terms thereof as set forth on Schedule 11.

FEE 2 Indicates that Fund is subject to Account Establishment and Maintenance Fees and the terms thereof as set forth on Schedule 111.

RDM Indicates that Fund shares will only be custodied and redeemed through the Account and that Schwab will not place purchases of Fund shares under this Agreement.

Accepted by:
CHARLES SCHWAB & CO., INC.                           ONE GROUP MUTUAL FUNDS, on its own
                                                     behalf and on behalf of each Fund listed on
By:  /s/ Fred Potts                                  this Schedule I
     ----------------------------------------
  Fred Potts
  Vice President/ Mutual Funds                       By:  /s/ Robert L. Young
  Operations Administration                             -------------------------------------

                                                     Name:  Robert L. Young
                                                           ----------------------------------
Date:   8/21/02
     ----------------------------------------        Title: V/P
                                                            ---------------------------------

                                                     Date:  5/23/02
                                                           ----------------------------------

                        AMENDMENT TO OPERATING AGREEMENT

     This Amendment ("Amendment") is made as of October 15, 2002, by and between Charles Schwab & Co., Inc. ("Schwab"), a California corporation, and each registered investment company ("Fund Company") executing this Amendment on its own behalf and on behalf of each of its series or classes of shares ("Fund(s)") listed on Schedule I hereto, and amends the Operating Agreement between the parties, made as of June 6, 1997, as amended thereafter ("Operating Agreement"). All capitalized terms used in the Amendment and not defined herein shall have the meaning ascribed to them in the Operating Agreement.

     WHEREAS, the parties wish to amend Schedule I to the Operating Agreement.

     NOW, THEREFORE, in consideration of the foregoing and the mutual promises set forth below, the parties agree as follows:

     Schedule I to the Operating Agreement shall be deleted in its entirety and the Schedule I attached hereto shall be inserted in lieu thereof.

     2. Except as specifically set forth herein, all other provisions of the Operating Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

CHARLES SCHWAB & CO., INC.                 ONE GROUP MUTUAL FUNDS, on its own
                                           behalf and on behalf of each Fund
                                           listed on Schedule I hereto
By:  /s/ Fred Potts
   -----------------------------------
         Fred Potts
         Vice President                    By:  _____________________________
         Mutual Fund Client Services
                                           Name: ____________________________
 Date: November 22, 2002
      --------------------------------     Title:  __________________________

                                           Date:  ___________________________

                        AMENDMENT TO OPERATING AGREEMENT

     This Amendment ("Amendment") is made as of October 15, 2002, by and between Charles Schwab & Co., Inc. ("Schwab"), a California corporation, and each registered investment company ("Fund Company") executing this Amendment on its own behalf and on behalf of each of its series or classes of shares ("Fund(s)") listed on Schedule I hereto, and amends the Operating Agreement between the parties, made as of June 6, 1997, as amended thereafter ("Operating Agreement"). All capitalized terms used in the Amendment and not defined herein shall have the meaning ascribed to them in the Operating Agreement.

     WHEREAS, the parties wish to amend Schedule I to the Operating Agreement.

     NOW, THEREFORE, in consideration of the foregoing and the mutual promises set forth below, the parties agree as follows:

     Schedule I to the Operating Agreement shall be deleted in its entirety and the Schedule I attached hereto shall be inserted in lieu thereof.

     2. Except as specifically set forth herein, all other provisions of the Operating Agreement shall remain in full force and effect.

     IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first written above.

CHARLES SCHWAB & CO., INC.                    ONE GROUP MUTUAL FUNDS, on its own
                                              Behalf and on behalf of each Fund
                                              listed on Schedule I hereto
By:_____________________________________
       Fred Potts
       Vice President                         By: /s/ Robert L. Young
                                                  ------------------------------
       Mutual Fund Client Services
                                              Name: Robert L. Young
                                                    ----------------------------
Date: __________________________________
                                              Title: Treasurer
                                                     ---------------------------

                                              Date: 11/8/02
                                                    ----------------------------

                                   SCHEDULE 1
                           TO THE OPERATING AGREEMENT

   Fund Company/Funds                                             Effective Date
   ------------------                                             --------------
   One Group Mutual Funds
      One Group Bond Fund, Class A RDM; FEE 1                      3/18/99
      One Group Bond Fund, Class I* SI; FEE 1                      3/18/99
      One Group Diversified Mid Cap Fund, Class A RDM; FEE 1       11/10/97
      One Group Diversified Mid Cap Fund, Class I* RDM; FEE 1      3/18/99
      One Group Equity Income Fund, Class A RDM; FEE 1             6/6/97
      One Group High Yield Bond Fund, Class I* SI; FEE 2           11/24/98
      One Group Income Bond Fund, Class A RDM                      5/10/02
      One Group Large Company Growth Fund, Class A RDM; FEE 1      6/6/97
      One Group Large Company Value Fund, Class I* RDM             10/24/00
      One Group Mid Cap Growth Fund, Class I* SI; FEE 2            11/24/98
      One Group Mid Cap Value Fund, Class I* PLAN; FEE 2           11/24/98
      One Group Municipal Income Fund, Class A RDM; FEE 1          6/6/97
      One Group Small Cap Value Fund, Class A RDM; FEE 1           3/18/99
      One Group Small Cap Value Fund, Class I* SI; FEE 1           3/18/99
      One Group Ultra-Short Term Bond Fund, Class A RDM; FEE 1     6/6/97

* Indicates that Fund has no sales charge, as that term is defined in Rule 2830, and, if such Fund has a distribution or shareholder servicing plan maintained or adopted pursuant to Rule 12b- I under the 1940 Act ("Rule 12b- 1 Plan"), such Fund's Rule 12b-1 Plan does not exceed 25 basis points per annum.

SI        indicates that Fund is available only to MFMP investors:
          (i) who are investment advisors, investment consultants or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management consulting or other fee for their services and clients of such investment advisors, investment consultants or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment advisor, investment consultant or financial planner on Schwab's system;
          (ii) who are customers of financial institutions clearing transactions through Schwab; and
          (iii) who are participants (including personal choice retirement accounts or otherwise) in retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in Section 401(a), 403(b), or 457 of the Internal Revenue Code and `rabbi trusts" for which (a) Schwab acts as broker-dealer, (b) The Charles Schwab Trust Company acts as trustee of the trust funds under the Plans, and/or (c) Schwab Retirement Plan Services, Inc. or another entity acts as recordkeeper.

FEE 1 Indicates that Fund is subject to Account Establishment and Maintenance Fees and the terms thereof as set forth on Schedule 11.

FEE 2 Indicates that Fund is subject to Account Establishment and Maintenance Fees and the terms thereof as set forth on Schedule 111.
RDM Indicates that Fund shares will only be custodied and redeemed through the Account and that Schwab will not place purchases of Fund shares under this Agreement.
PLAN Indicates that Fund is available only to participants (including personal choice retirement accounts or otherwise) in retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to those defined in Section 401 (a), 403(b), or 457 of the Internal Revenue Code and "rabbi trusts" for which (a) Schwab acts as broker-dealer, (b) The Charles Schwab Trust Company acts as trustee of the trust funds under the Plans, and/or
          (c) Schwab Retirement Plan Services, Inc. or another entity acts as recordkeeper.

Accepted by:
CHARLES SCHWAB & CO., INC.                    ONE GROUP MUTUAL FUNDS, on its own
                                              behalf and on behalf of each Fund
By:    /s/  Fred Potts                        listed on this Schedule I
     ---------------------------------
       Fred Potts
       Vice President                         By: ______________________________
       Mutual Fund Client Services
                                              Name: ____________________________
 Date: November 22, 2002
       -------------------------------        Title: ___________________________

                                              Date:  ___________________________

                                   SCHEDULE 1
                           TO THE OPERATING AGREEMENT

   Fund Company/Funds                                                                Effective Date
   ------------------                                                                --------------
   One Group Mutual Funds
      One Group Bond Fund, Class A RDM; FEE 1                                         3/18/99
      One Group Bond Fund, Class I* SI; FEE 1                                         3/18/99
      One Group Diversified Mid Cap Fund, Class A RDM; FEE 1                          11/10/97
      One Group Diversified Mid Cap Fund, Class I* RDM; FEE 1                         3/18/99
      One Group Equity Income Fund, Class A RDM; FEE 1                                6/6/97
      One Group High Yield Bond Fund, Class I* SI; FEE 2                              11/24/98
      One Group Income Bond Fund, Class A RDM                                         5/10/02
      One Group Large Company Growth Fund, Class A RDM; FEE 1                         6/6/97
      One Group Large Company Value Fund, Class I* RDM                                10/24/00
      One Group Mid Cap Growth Fund, Class I* SI; FEE 2                               11/24/98
      One Group Mid Cap Value Fund, Class I* PLAN; FEE 2                              11/24/98
      One Group Municipal Income Fund, Class A RDM; FEE 1                             6/6/97
      One Group Small Cap Value Fund, Class A RDM; FEE 1                              3/18/99
      One Group Small Cap Value Fund, Class I* SI; FEE 1                              3/18/99
      One Group Ultra-Short Term Bond Fund, Class A RDM; FEE 1                        6/6/97

* Indicates that Fund has no sales charge, as that term is defined in Rule 2830, and, if such Fund has a distribution or shareholder servicing plan maintained or adopted pursuant to Rule 12b- I under the 1940 Act ("Rule 12b- 1 Plan"), such Fund's Rule 12b-1 Plan does not exceed 25 basis points per annum.

SI         indicates that Fund is available only to MFMP investors:

                (i) who are investment advisors, investment consultants or financial planners who place trades for their own accounts or the accounts of their clients and who charge a management consulting or other fee for their services and clients of such investment advisors, investment consultants or financial planners who place trades for their own accounts if the accounts are linked to the master account of such investment advisor, investment consultant or financial planner on Schwab's system;
                (ii) who are customers of financial institutions clearing transactions through Schwab; and
                (iii) who are participants (including personal choice retirement accounts or otherwise) in retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to, those defined in
                       Section 401(a), 403(b), or 457 of the Internal Revenue Code and `rabbi trusts" for which (a) Schwab acts as broker-dealer, (b) The Charles Schwab Trust Company acts as trustee of the trust funds under the Plans, and/or (c) Schwab Retirement Plan Services, Inc. or another entity acts as recordkeeper.

FEE 1 Indicates that Fund is subject to Account Establishment and Maintenance Fees and the terms thereof as set forth on Schedule 11.

FEE 2 Indicates that Fund is subject to Account Establishment and Maintenance Fees and the terms thereof as set forth on Schedule 111.

RDM Indicates that Fund shares will only be custodied and redeemed through the Account and that Schwab will not place purchases of Fund shares under this Agreement.

PLAN Indicates that Fund is available only to participants (including personal choice retirement accounts or otherwise) in retirement and deferred compensation plans and trusts used to fund those plans, including, but not limited to those defined in Section 401 (a), 403(b), or 457 of the Internal Revenue Code and "rabbi trusts" for which (a) Schwab acts as broker-dealer, (b) The Charles Schwab Trust Company acts as trustee of the trust funds under the Plans, and/or
           (c) Schwab Retirement Plan Services, Inc. or another entity acts as recordkeeper.

Accepted by:

CHARLES SCHWAB & CO., INC.                                ONE GROUP MUTUAL FUNDS, on its own
                                                          behalf and on behalf of each Fund listed on
By:   /s/ Fred Potts                                      this Schedule I
     -----------------------------------
       Fred Potts
       Vice President                                     By:  /s/ Robert L. Young
       Mutual Fund Client Services                             -------------------------------------------

                                                          Name:   Robert L. Young
                                                                 -----------------------------------------

 Date:
       ------------------------------------
                                                          Title:  Treasurer
                                                                  ----------------------------------------

                                                          Date:   11/8/02
                                                                  ----------------------------------------